Provisions	12 Months Ended
Dec. 31, 2025
Provisions [abstract]
Provisions

Note 20. Provisions

Accounting policy

A provision is recognized if, as a result of a past event, we have a present legal or constructive obligation that can be estimated reliably, and it is probable that an outflow of economic benefits will be required to settle the obligation.

The amount recognized as a provision is the best estimate of the expenditure required to settle the present obligation at the reporting date.

Defined benefit plans (retirement indemnities)

Our defined benefit obligations, and their cost, are determined using the projected unit credit method.

The method consists in measuring the obligation based on a projected end-of-career salary and vested rights at the measurement date.

Actuarial assumptions used to determine the benefit obligations are specific to each country and each benefit plan. The discount rate used is the yield at the reporting date on AA credit-rated bonds with maturity dates that approximate the expected payments for our obligations.

Actuarial gains or losses are recognized in other comprehensive loss for the year in which they occur.

Termination benefits

Termination benefits are recognized as a liability and expense at the earlier of the following dates:

•
When the entity can no longer withdraw the offer of those benefits; and
•
When the entity recognizes costs for a restructuring that is within the scope of IAS 37 Provisions and involves the payment of termination benefits.

Details of provisions

	As of January 1, 2024		Additions	Amounts used during the period	Reversals	OCI	As of December 31, 2024
	$ in thousands
Retirement indemnities	2,200	-	243	-	(1,200)	(129)	1,115
Employee litigation and severance	242	-	-	(11)	(39)	(12)	180
Commercial litigation	588	-	-	-	-	(35)	553
Provision for tax litigation	628	-	-	(615)	-	(13)	-
Other provision for charges	281	-	26	(184)	(18)	(10)	95
Total	3,940	-	269	(810)	(1,258)	(199)	1,942
Non-current provisions	2,200	-	243	-	(1,200)	(129)	1,115
Current provisions	1,740	-	26	(810)	(57)	(70)	828

	As of January 1, 2025	Additions	Amounts used during the period	Reversals	OCI	As of December 31, 2025
	$ in thousands
Retirement indemnities	1,115	152	-	-	63	1,329
Employee litigation and severance	180	257	(70)	(36)	30	360
Commercial litigation	553	-	-	-	72	625
Other provision for charges	95	72	-	-	15	183
Total	1,942	481	(70)	(36)	180	2,498
Non-current provisions	1,115	152	-	-	63	1,329
Current provisions	828	330	(70)	(36)	117	1,169

During the year ended December 31, 2025, movements in provisions were immaterial.

On September 26, 2025, Factor Bioscience filed a complaint in the United States District Court for the District of Delaware against Cellectis S.A., Cellectis, Inc., AstraZeneca Ireland Limited, and AstraZeneca Holdings B.V., alleging that Cellectis' TALEN-based gene editing technology would infringe three of Factor's U.S. patents. Due to the early stage of this claim, our belief that we have meritorious defenses and our intent to defend this action vigorously, no liability has been recognized in the Company's Statements of Consolidated Financial Position.

From time to time, we may be subject to various allegations, claims and legal proceedings relating to our operations. We are not currently aware of any such matter that, in the opinion of management, would warrant additional disclosures in those consolidated financial statements.

During the year ended December 31, 2024, movements in provisions were mainly due to the use of a tax litigation provision of $0.6 million which was paid, and an adjustment of $1.2 million on prior service costs related to a retirement indemnity plan amendment.

Commitments for compensation payable to employees upon their retirement

France

In France, pension funds are generally financed by employer and employee contributions and are accounted for as defined contribution plans, with the employer contributions recognized as expense as incurred. There are no actuarial liabilities in connection with these plans.

French law also requires payment of a lump sum retirement indemnity to employees based on years of service and annual compensation at retirement. Benefits do not vest prior to retirement. The Group accounts for this obligation as defined benefit plan and recognizes a liability estimated based on the present value of estimated future benefits to be paid, applying the projected unit credit method whereby each period of service is seen as giving rise to an additional unit of benefit entitlement, each unit being measured separately to build up the final.

The estimation of the retirement indemnity payable to employees is based on the compensation table provided for in the collective bargaining agreement applicable to Cellectis S.A.

As part of the estimation of our obligations, the following assumptions were used for all categories of employees:

	2023	2024	2025
% social security contributions	47.13%	47.13%	47.13%
Salary increases	2.50%	2.50%	2.50%
Discount rate	3.53%	3.44%	3.81%
Retirement age	66 years old	66 years old	66 years old

The discount rates are based on the market yield at the end of the reporting period on high quality corporate bonds.

A 0.5% increase in the discount rate would result in a $0.1 million decrease of the net defined benefit liability, whereas a 0.5% decrease in the discount rate would result in a $0.1 million increase of the net defined benefit liability.

The salary increase rate is based on an estimate of the rate that will be applied by the Company over the average term of the commitments, taking into account the Company's current salary policy as defined by the Compensation Committee.

A 0.5% increase in the salary increase rate would result in a $0.1 million increase in the net defined benefit liability, whereas a 0.5% decrease of the salary increase rate would result in a $0.1 million decrease of the net defined benefit liability.

The following table shows reconciliation from the opening balances to the closing balances for net defined benefit liability and its components.

$ in thousands
As of January 1, 2023	(2,390)
Current service cost	(237)
Interest cost	(90)
Benefit paid	-
Actuarial gains and losses	597
Reclassification/CTA	(80)
As of December 31, 2023	(2,200)
Current service cost	(167)
Past service cost	1,200
Interest cost	(76)
Benefit paid	-
Actuarial gains and losses	129
Reclassification/CTA	-
As of December 31, 2024	(1,115)
Current service cost	(110)
Interest cost	(42)
Benefit paid	-
Actuarial gains and losses	86
Foreign exchange differences	(149)
As of December 31, 2025	(1,329)

United States of America

There is no defined benefit plan for Cellectis S.A.’s subsidiaries located in the United States.

The Group has immaterial defined contribution retirement plans for its U.S. employees.